Exhibit 10.1

INTERESTS AND LIABILITIES CONTRACT
(hereinafter referred to as the "Contract")

to the

MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT
NO. TM666A-R03

between

THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts
and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
(hereinafter collectively referred to as the "Company")

and

SWISS REINSURANCE AMERICA CORPORATION
Armonk, New York
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed that the Subscribing Reinsurer shall have a 38.46% share in the interests and liabilities of all reinsurers participating in the attached Multiple Line Quota Share Reinsurance Agreement No. TM666A-R03 effective from 12:01 a.m., Eastern Standard Time, July 1, 2003.

The share of the Subscribing Reinsurer in the interests and liabilities of all reinsurers participating in said Agreement shall be separate and apart from the shares of such other reinsurers to the said Agreement. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers participating in said Agreement.

As respects Article XVII - Reports and Remittances, it is further agreed that the following Paragraph is added to this Contract and shall apply to the Subscribing Reinsurer's share in the interests and liabilities of all the reinsurers participating in the Multiple Line Quota Share Reinsurance Agreement No. TM666A-R03.

        1.
As respects the Quarterly Account:

1.	All Quarterly Account Statements shall be sent to the Reinsurer at:

	a.	E-Mail/XML or EDI Formats: reaccount_armonk@swissre.com, or

	b.	Standard Mail:

Swiss Reinsurance America Corporation
Accounting Department
175 King Street
Armonk, NY 10504
Telephone: 914-828-8000
Facsimile: 914-828-5919

2.	All checks and supporting documentation shall be sent to the Reinsurer through one of the options set forth below:

	a.	WIRE TRANSFER

(i) All wires should be sent to:

The Bank of New York
1 Wall Street
New York, NY 10286
Account Name: Swiss Reinsurance America Corporation
Account Number: 8900489197
ABA Number: 021000018 (SWIFT: IRVTUS3N)

(ii) All supporting documentation should be sent to:

Swiss Reinsurance America Corporation
Accounting Department
175 King Street
Armonk, NY 10504

	b.	LOCK BOX

Both checks and supporting documentation shall be sent to:

Swiss Reinsurance America Corporation
P.O. Box 7247-7281
Philadelphia, PA 19170-7281

        2.
IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate, by their duly authorized representatives as of the following dates:

In Webster, Massachusetts, this day of , 2004.

ATTEST:	THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
AMERICAN COMMERCE INSURANCE COMPANY

________________________________	________________________________

And in Armonk, New York, this day of , 2004.

ATTEST:	SWISS REINSURANCE AMERICA CORPORATION

________________________________	________________________________
Member of Management	Member of Senior Management

        3.
INTERESTS AND LIABILITIES CONTRACT
(hereinafter referred to as the "Contract")

to the

MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT
NO. TM666A-R03

between

THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts
and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
(hereinafter collectively referred to as the "Company")

and

AMERICAN RE-INSURANCE COMPANY
Princeton, New Jersey
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed that the Subscribing Reinsurer shall have a 15.38% share in the interests and liabilities of all reinsurers participating in the attached Multiple Line Quota Share Reinsurance Agreement No. TM666A-R03 effective from 12:01 a.m., Eastern Standard Time, July 1, 2003.

The share of the Subscribing Reinsurer in the interests and liabilities of all reinsurers participating in said Agreement shall be separate and apart from the shares of such other reinsurers to the said Agreement. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers participating in said Agreement.

        1.
IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate, by their duly authorized representatives as of the following dates:

In Webster, Massachusetts, this day of , 2004.

ATTEST:	THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
AMERICAN COMMERCE INSURANCE COMPANY

________________________________	________________________________

And in Princeton, New Jersey, this day of , 2004.

ATTEST:	AMERICAN RE-INSURANCE COMPANY

________________________________	________________________________

        2.
INTERESTS AND LIABILITIES CONTRACT
(hereinafter referred to as the "Contract")

to the

MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT
NO. TM666A-R03

between

THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts
and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
(hereinafter collectively referred to as the "Company")

and

EMPLOYERS REINSURANCE CORPORATION
Overland Park, Kansas
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed that the Subscribing Reinsurer shall have a 15.38% share in the interests and liabilities of all reinsurers participating in the attached Multiple Line Quota Share Reinsurance Agreement No. TM666A-R03 effective from 12:01 a.m., Eastern Standard Time, July 1, 2003.

The share of the Subscribing Reinsurer in the interests and liabilities of all reinsurers participating in said Agreement shall be separate and apart from the shares of such other reinsurers to the said Agreement. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers participating in said Agreement.

        1.
IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate, by their duly authorized representatives as of the following dates:

In Webster, Massachusetts, this day of , 2004.

ATTEST:	THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
AMERICAN COMMERCE INSURANCE COMPANY

________________________________	________________________________

And in Overland Park, Kansas, this day of , 2004.

ATTEST:	EMPLOYERS REINSURANCE CORPORATION

________________________________	________________________________

        2.
INTERESTS AND LIABILITIES CONTRACT
(hereinafter referred to as the "Contract")

to the

MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT
NO. TM666A-R03

between

THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts
and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
(hereinafter collectively referred to as the "Company")

and

TRANSATLANTIC REINSURANCE COMPANY
New York, New York
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed that the Subscribing Reinsurer shall have a 30.77% share in the interests and liabilities of all reinsurers participating in the attached Multiple Line Quota Share Reinsurance Agreement No. TM666A-R03 effective from 12:01 a.m., Eastern Standard Time, July 1, 2003.

The share of the Subscribing Reinsurer in the interests and liabilities of all reinsurers participating in said Agreement shall be separate and apart from the shares of such other reinsurers to the said Agreement. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers participating in said Agreement.

        1.
IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate, by their duly authorized representatives as of the following dates:

In Webster, Massachusetts, this day of , 2004.

ATTEST:	THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
AMERICAN COMMERCE INSURANCE COMPANY

________________________________	________________________________

And in New York, New York, this day of , 2004.

ATTEST:	TRANSATLANTIC REINSURANCE COMPANY

________________________________	________________________________

        2.
MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT

NO. TM666A-R03

EFFECTIVE JULY 1, 2003
between

THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts
and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
and
The reinsurers subscribing to the respective
Interests and Liabilities Contracts attached to
and forming part of this Agreement

MULTIPLE LINE QUOTA SHARE REINSURANCE AGREEMENT NO. TM666A-R03

ARTICLE	CONTENTS	PAGE

	PREAMBLE	1
I	BUSINESS COVERED	1
II	EFFECTIVE DATE AND TERMINATION	3
III	TERRITORY	4
IV	DEFINITION OF ULTIMATE NET LIABILITY	4
V	RETENTION	4
VI	CATASTROPHE REINSURANCE	5
VII	LOSS IN EXCESS OF POLICY LIMITS	5
VIII	EXTRA CONTRACTUAL OBLIGATIONS	5
IX	DEFINITION OF RISK	6
X	EXCLUSIONS	6
XI	SPECIAL ACCEPTANCE	12
XII	LOSS OCCURRENCE	13
XIII	REINSURANCE PREMIUM	15
XIV	SLIDING SCALE COMMISSION	15
XV	LOSSES, LOSS ADJUSTMENT EXPENSES AND
	SALVAGES	17
XVI	TERRORISM EXCESS RECOVERY	18
XVII	REPORTS AND REMITTANCES	19
XVIII	ACCESS TO RECORDS	21
XIX	TAXES	21
XX	CURRENCY	21
XXI	OFFSET	21
XXII	ERRORS OR OMISSIONS	22
XXIII	DISPUTE RESOLUTION	22
XXIV	INSOLVENCY	23
XXV	SPECIAL TERMINATION	24
XXVI	AMENDMENTS	25
ATTACHMENTS:	INSOLVENCY FUNDS EXCLUSION CLAUSE
POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE
TOTAL INSURED VALUE EXCLUSION CLAUSE
POLLUTION AND SEEPAGE EXCLUSION CLAUSE
NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
REINSURANCE - U.S.A.
NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
REINSURANCE - CANADA
NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4
POLLUTION LIABILITY EXCLUSION CLAUSE - REINSURANCE
NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -
REINSURANCE - U.S.A.
NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -
REINSURANCE - CANADA

MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT
NO. TM666A-R03
(hereinafter referred to as the "Agreement")

between

THE COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts
and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
(hereinafter collectively referred to as the "Company")

and

The reinsurers subscribing to the respective
Interests and Liabilities Contracts attached to
and forming part of this Agreement
(hereinafter referred to as the "Reinsurer")

ARTICLE I - BUSINESS COVERED

A.

By this Agreement the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept from the Company a 65% Quota Share participation of the Company's Ultimate Net Liability for Policies in force as of July 1, 2003, and new and renewal Policies becoming effective on or after said date as respects losses occurring on or after July 1, 2003.

B.

This Quota Share is subject to a maximum cession limit of 1) $650,000 each risk (65% share of the Company's Ultimate Net Liability of $1,000,000) with respect to property business and 2) $650,000 each Policy (65% share of the Company's Ultimate Net Liability of $1,000,000) with respect to casualty business. Further, the liability of the Reinsurer under this Agreement shall never exceed:

1.

The greater of an amount equal to 225% of the Net Premiums Written in any Agreement Year ceded hereunder or $224,055,000 (65% share of the Company's Ultimate Net Liability of $344,700,000) as respects any one Loss Occurrence, never to exceed

2.

The greater of 325% of the Net Premiums Written in any Agreement Year ceded hereunder or $323,635,000 (65% share of the Company's Ultimate Net Liability of $497,900,000) as respects all Loss Occurrences taking place during any Agreement Year.

        1. No. TM666A-R03
3.

As respects all Loss Occurrences involving Terrorism, $40,000,000 (65% share of the Company's Ultimate Net Liability of $61,538,462) from all Policies in each Loss Occurrence and from all Loss Occurrences in each Agreement Year.

C.

Any loss arising under this Agreement with respect to 100% of Loss In Excess of Policy Limits and 100% of Extra Contractual Obligations, as defined in Article VII - Loss In Excess of Policy Limits and Article VIII - Extra Contractual Obligations shall be recovered in the same proportion as the contractual loss recoverable hereunder provided such contractual loss plus Loss In Excess of Policy Limits or such contractual loss plus Extra Contractual Obligations shall never exceed the maximum cession Loss Occurrence and Agreement Year limits set forth under Paragraph B. above.

D.

This Agreement is solely between the Company and the Reinsurer, and nothing contained in this Agreement shall create any obligations or establish any rights against the Reinsurer in favor of any person or entity not a party hereto.

E.	The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

F.	The term "Policies" shall mean each of the Company's binders, policies and contracts of insurance on the business covered hereunder.

G.	The term "Agreement Year" shall mean each consecutive twelve month period commencing July 1.

H.	The term "Terrorism" for purposes of this Agreement shall mean:

1.

Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

	2.	Any act declared pursuant to the Terrorism Risk Insurance Act of 2002 shall also be considered an "Act of Terrorism" for purposes of this Agreement.

        2. No. TM666A-R03
I.	Under this Agreement, the indemnity for reinsured loss applies only to the following Property and Casualty Business except as excluded under Article X - Exclusions of this Agreement.

PROPERTY BUSINESS

NAIC
	CODE:	LINES OF BUSINESS:

	01	Fire
	02	Allied Lines
	09	Inland Marine
	04	Homeowners (Section I only)
	05	Commercial Multiple Peril (Section I only)
	12	Earthquake

CASUALTY BUSINESS

CLASS OF INSURANCE

Liability Other Than Automobile:

Bodily Injury Liability, Property Damage Liability, Personal and Advertising Injury Liability, and Medical Payments Coverage when written as part of a Commercial or Personal Package Policy or on a monoline basis. However, Advertising Injury Liability shall only apply to this Agreement when written as part of a Commercial Package Policy or a Commercial General Liability Coverage Form.

ARTICLE II - EFFECTIVE DATE AND TERMINATION

A.

This Agreement shall become effective 12:01 a.m., Eastern Standard Time, July 1, 2003, and shall remain in full force until terminated. This Agreement may be terminated at the close of any Agreement Year by either party giving to the other not less than 90 days prior written notice by certified mail of its intention to do so.

B.

During the running of such notice as stipulated in Paragraph A. above, the Reinsurer shall participate in business coming within the terms of this Agreement until the date of termination of this Agreement.

C.

In the event of termination of this Agreement, the Company shall have the option of continuing or terminating the liability in force at the date of termination as set forth below. The Company may exercise such option provided written notice of the Company's election is given by certified mail to the Reinsurer prior to the date of termination.

        3. No. TM666A-R03
1.

The Reinsurer shall be liable for losses occurring subsequent to the date of termination for all Policies covered hereunder and in force at the date of termination of this Agreement until their natural expiry, cancellation or next anniversary of such business, whichever first occurs; but in no case shall this reinsurance be extended for longer than 12 months, plus odd time after the termination date. At such time, the Reinsurer shall return to the Company the unearned premiums, less commissions applicable, for the unexpired periods.

2.

All reinsurance hereunder shall be automatically cancelled as of the date of termination and the Reinsurer shall be released of all liability as respects losses occurring subsequent to the date of termination. The Reinsurer shall return to the Company the unearned premiums on the business in force hereunder at the date of termination, less the commission allowed thereon.

ARTICLE III - TERRITORY

A.

As respects Property Business, this Agreement applies to risks located in the United States of America, its territories and possessions, and Canada, except that with respect to Inland Marine and Multiple Peril Policies covered hereunder, the territorial limits of this Agreement shall be those of the original Policies when such Policies are written to cover risks primarily located in the United States of America, its territories and possessions, and Canada.

B.

As respects Casualty Business, this Agreement applies to Policies issued by the Company within the United States of America, its territories and possessions, and Canada and shall apply to losses covered hereunder wherever occurring.

ARTICLE IV - DEFINITION OF ULTIMATE NET LIABILITY

The term "Ultimate Net Liability" shall mean the remaining portion of the Company's gross liability on each Policy reinsured under this Agreement after deducting recoveries from all other reinsurance, whether specific or general and whether collectible or not, other than the reinsurance provided in Article VI - Catastrophe Reinsurance.

ARTICLE V - RETENTION

The Company warrants that it shall retain net for its own account and not reinsure in any way subject to Catastrophe Reinsurance provided in Article VI - Catastrophe Reinsurance, 35% of its Ultimate Net Liability.

        4. No. TM666A-R03
ARTICLE VI - CATASTROPHE REINSURANCE

The Company has the right to maintain catastrophe reinsurance on that portion of its Ultimate Net Liability which it retains net for its own account and recoveries under such catastrophe reinsurance shall inure solely to the benefit of the Company.

ARTICLE VII - LOSS IN EXCESS OF POLICY LIMITS

A.

"Loss in Excess of Policy Limits" is defined as loss in excess of the limit of the original Policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the Policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

B.

However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	For the purposes of this Article, the word "loss" shall mean any amounts which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

D.

With respect to coverage provided under this Article, recoveries from any insurance or reinsurance other than this Agreement shall be deducted to arrive at the amount of the Company's Ultimate Net Liability.

ARTICLE VIII - EXTRA CONTRACTUAL OBLIGATIONS

A.

"Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

B.	The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

        5. No. TM666A-R03
C.

However, coverage hereunder as respects Extra Contractual Obligations shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

D.

Recoveries, collectibles or retention from any other form of insurance or reinsurance including deductibles or self-insured retention which protect the Company against Extra Contractual Obligations shall inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligations for purposes of determining the loss hereunder.

ARTICLE IX - DEFINITION OF RISK

The Company shall be the sole judge of what constitutes one risk provided, however, that:

A.

A risk shall never be less than all insurable values within exterior walls and under one roof regardless of fire divisions, the number of Policies involved, and whether there is a single, multiple or unrelated named insureds involved in such risk.

B.

When two or more buildings are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company, those individual buildings and all insurable values contained therein that are considered to constitute each risk. If such identification is not made, each building and all insurable values contained therein shall be considered to be a separate risk.

ARTICLE X - EXCLUSIONS

I.	AS RESPECTS PROPERTY BUSINESS COVERED UNDER THIS AGREEMENT THIS AGREEMENT DOES NOT COVER:

A.	THE FOLLOWING GENERAL CATEGORIES

	1.	All Lines of Business not specifically listed in Article I - Business Covered.

	2.	Policies issued with a deductible of $100,000 or more; provided this exclusion shall not apply to Policies which customarily provide a percentage deductible on the perils of earthquake or windstorm.

	3.	Reinsurance assumed, except pro rata local agency reinsurance on specific risks and inter-company reinsurance.

        6. No. TM666A-R03
	4.	Ex-gratia Payments.

5.

Loss or damage occasioned by war, invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of Policy containing a standard war exclusion clause.

	6.	Insolvency Funds as per the attached Insolvency Funds Exclusion Clause, which is made part of this Agreement.

	7.	Pool, Syndicate and Association business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Agreement.

	8.	Risks where the Total Insured Value, per risk, exceeds the figure specified as per the attached Total Insured Value Exclusion Clause, which is made part of this Agreement.

9.

Loss resulting from damage to overhead transmission and distribution lines, including supporting structures and anything attached thereto, of any public or private utility company, cable television or telecommunication company of any kind. This exclusion shall not apply to such overhead transmission and distribution lines, including supporting structures and anything attached thereto located on the premises of any policyholder or within 1,000 feet thereof. Nor shall this exclusion apply to utility service interruption or contingent business interruption losses for any policyholder, unless such policyholder is a public or private utility company, cable television or telecommunication company of any kind.

B.	THE FOLLOWING CLASSES OF BUSINESS AND TYPES OF RISKS

	1.	Mortgage Impairment.

	2.	Growing and/or standing crops.

	3.	Mortality and Health covering birds, animals or fish.

	4.	All onshore and offshore gas and oil drilling rigs.

	5.	Petrochemical operations engaged in the production, refining or upgrading of petroleum or petroleum derivatives or natural gas.

	6.	Satellites.

	7.	All railroad business.

        7. No. TM666A-R03
	8.	As respects Inland Marine business:

		a.	Registered Mail and Armored Car Policies.
		b.	Jeweler's Block Policies.
		c.	Furrier's Customers Policies.
		d.	Rolling Stock.
		e.	Parcel Post when written to cover banks and financial institutions.
		f.	Commercial Negative Film Insurance.
		g.	Garment Contractors Policies.
		h.	Mining Equipment while underground.
		i.	Radio and Television Broadcasting Towers.
		j.	Motor Truck Cargo Insurance written for common carriers operating beyond a radius of 200 miles.

C.	THE FOLLOWING PERILS

	1.	Flood and/or Earthquake when written as such.

	2.	Difference in Conditions, however styled.

	3.	Pollution and Seepage as per the attached Pollution and Seepage Exclusion Clause which is made part of this Agreement.

	4.	Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:

		a.	Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.
		b.	Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - Canada.
		c.	Nuclear Incident Exclusion Clause - Reinsurance - No. 4.

D.

In the event the Company is inadvertently bound on any risk which is excluded under this Agreement and identified below, the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 30 days thereafter, and shall then cease unless within the 30 day period, the Company has received from the Reinsurer written notice of its approval of such risk.

As respects Classes of Business and Types of Risks:

Items 1. through 8. of Section B. of this Part I.

        8. No. TM666A-R03
II.	AS RESPECTS CASUALTY BUSINESS COVERED UNDER THIS AGREEMENT THIS AGREEMENT DOES NOT COVER:

A.	THE FOLLOWING GENERAL CATEGORIES

	1.	Ex-gratia payments.

	2.	Risks subject to a deductible or a self-insured retention excess of $25,000.

3.

Loss or damage caused directly or indirectly by: (a) enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) intervention; (g) civil war; and (h) usurped power.

	4.	Reinsurance assumed by the Company except inter-company reinsurance.

5.

Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments.

	6.	Pollution Liability as per the attached Pollution Liability Exclusion Clause - Reinsurance.

	7.	Insolvency Funds as per the attached Insolvency Funds Exclusion Clause.

	8.	Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:

		a.	Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A.

		b.	Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada.

		c.	Nuclear Incident Exclusion Clause - Reinsurance - No. 4.

	9.	Asbestos Liability, as follows:

		a.	The manufacturing, mining, refining, processing, distribution, sale, storage, installation, disposal, removal, transportation, loading and unloading, or encapsulment of asbestos.

		b.	The inhalation, ingestion or any other physical exposure to asbestos, or goods or products containing asbestos.

		c.	Risks involving known exposure to asbestos.

        9. No. TM666A-R03
B.	THE FOLLOWING INSURANCE COVERAGES

	1.	Fiduciary Liability.

	2.	Fidelity and Surety.

	3.	Credit and Financial Guarantee.

	4.	Securities and Exchange Liability.

	5.	Retroactive coverage.

	6.	Personal and Commercial Excess or Umbrella Liability.

	7.	Malpractice or Professional Liability except incidental Malpractice Liability and Professional Liability when written for Beauticians, Morticians, Opticians and Pharmacists.

	8.	Errors and Omissions Liability.

	9.	Directors' and Officers' Liability except Condominium Directors' and Officers' Liability.

	10.	Advertisers', Broadcasters' and Telecasters' Liability as respects Personal Injury Liability except as provided under Commercial Package Policies or Commercial General Liability Coverage Forms.

	11.	Liquor Law Liability except Host Liquor Law Liability.

	12.	Kidnap, Extortion and Ransom Liability.

	13.	Boiler and Machinery Insurance.

	14.	Protection and Indemnity (Ocean Marine).

	15.	Automobile Liability.

	16.	Automobile Collision.

	17.	Workers Compensation and Employers Liability.

C.	THE FOLLOWING AS RESPECTS LIABILITY OTHER THAN AUTOMOBILE

	1.	Risks involving known exposure to the following substances:

		a.	dioxin.
		b.	polychlorinated biphenols.

        10. No. TM666A-R03
2.	Liability as respects Products and Completed Operations:

	a.	The manufacture, labeling or re-labeling, importation or wholesale distribution of:
		(i)	Drugs or pharmaceuticals.
		(ii)	Cosmetics.
		(iii)	Herbicides, insecticides or pesticides.
		(iv)	Petrochemical or electrical equipment used for heating, lighting or cooking.
		(v)	Industrial or toxic chemicals.
		(vi)	Valves, gaskets or seals of a hydraulic, petrochemical or high pressure nature.
		(vii)	Medical supplies.
		(viii)	Heavy machinery and equipment.
		(ix)	Power tools.
		(x)	Medical equipment used for diagnostic or life sustaining purposes.
	b.	The manufacture or importing of motorized or self-propelled vehicles and equipment.
	c.	The manufacturing, importing, packing, canning, bottling or processing of foodstuffs.
	d.	The blending, mixing, processing or importing of animal feed.
	e.	The manufacture, sale, distribution, handling, servicing or maintenance of aircraft, aerospacecraft, missiles, satellites or any component or components thereof.

3.	Ownership, operation or use of vessels exceeding 50 feet in length.

4.	All railway operations except sidetrack agreements.

5.	Amusement parks, carnivals or circuses.

6.	Public assembly exposure in excess of 5,000.

7.	Gas, electric and water utility companies.

8.	Subaqueous operations.

9.	Mining.

10.	Blasting operations.

11.	Demolition of buildings or structures in excess of two stories.

12.	Shoring, underpinning or moving of buildings or structures.

13.	Manufacture, sale, rental, lease, erection or repair of scaffolds.

14.	Construction of bridges, tunnels or dams.

        11. No. TM666A-R03
	15.	a.	Manufacturers or importers of fireworks, fuses, or any substance, as defined and noted below, intended for use as an explosive.

		b.	Loading of fireworks, fuses, or any explosive substance defined below into containers for use as explosive objects, propellant charges or detonation devices and the storage thereof.

		c.	Manufacturers or importers of any product in which fireworks, fuses, or any explosive substance defined below is an ingredient.

		d.	Handling, storage, transportation or use of fireworks, fuses, or any explosive substance defined below.

NOTE: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from commodities used industrially and which are only incidentally explosive.

	16.	Manufacture, production, refining, storage, wholesale distribution or transportation of natural or artificial fuel gas, butane, propane or liquefied petroleum gases or gasoline.

	17.	Onshore and offshore gas and oil drilling operations.

	18.	Ownership, maintenance or use of any airport or aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit.

	19.	Municipalities.

D.	Those exclusions set forth under Items 5. and 16. of Section C. of this Part II. shall not apply if the exposure is incidental to the regular operations of the insured covered hereunder.

E.

In the event the Company is inadvertently bound on any risk which is excluded under Items 2. through 19. of Section C. of this Part II, the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 30 days thereafter, and shall then cease unless within the 30 day period, the Company has received from the Reinsurer written notice of its approval of such risk.

ARTICLE XI - SPECIAL ACCEPTANCE

Risks and/or Policies which are beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurer for special acceptance hereunder; and such risks and/or Policies, if accepted in writing by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Agreement, except as modified by the special acceptance. Premiums and losses derived from any special acceptance

        12. No. TM666A-R03
shall be included with other data for rating purposes under this Agreement.

ARTICLE XII - LOSS OCCURRENCE

As respects Property Business covered under this Agreement:

A.

The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

1.

As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

2.

As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company, occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

3.

As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's Loss Occurrence.

4.

As regards Freeze, only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

	5.	As regards Terrorism, all individual losses sustained by the Company occurring during any period of 72 consecutive hours

        13. No. TM666A-R03

arising out of and directly occasioned by the same event. Should such an event of Terrorism give rise to other perils which, in an unbroken chain of causation, have occasioned the losses, the cause of the losses is understood to be that event of Terrorism.

B.

For all Loss Occurrences the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event except for those Loss Occurrences referred to in 1., 2. and 5. above, where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C.	No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any Loss Occurrence claimed under the 168 hours provision.

As respects Casualty Business covered under this Agreement:

The term "Loss Occurrence" shall mean any accident or occurrence or series of accidents or occurrences arising out of any one event and happening within the term and scope of this Agreement. Without limiting the generality of the foregoing, the term "Loss Occurrence" shall be held to include:

A.

As respects Products Bodily Injury and Products Property Damage Liability, injuries to all persons and all damage to property of others occurring during a Policy Period and proceeding from or traceable to the same causative agency shall be deemed to arise out of one Loss Occurrence, and the date of such Loss Occurrence shall be deemed to be the commencing date of the Policy Period. For the purpose of this provision, each annual period of a Policy which continues in force for more than one year shall be deemed to be a separate Policy Period.

B.

As respects Bodily Injury Liability (other than Automobile and Products), said term shall also be understood to mean, as regards each original assured, injuries to one or more than one person resulting from infection, contagion, poisoning, or contamination proceeding from or traceable to the same causative agency.

C.

As respects Property Damage Liability (other than Automobile and Products), said term shall also, subject to Provisions 1. and 2. below, be understood to mean loss or losses caused by a series of operations, events, or occurrences arising out of operations at one specific site and which cannot be attributed to any single one of such operations, events or occurrences, but rather to the cumulative

        14. No. TM666A-R03
effect of the same. In assessing each and every Loss Occurrence within the foregoing definition, it is understood and agreed that:

	1.	the series of operations, events or occurrences shall not extend over a period longer than 12 consecutive months; and

	2.	the Company may elect the date on which the period of not exceeding 12 consecutive months shall be deemed to have commenced.

In the event that the series of operations, events or occurrences extend over a period longer than 12 consecutive months, then each consecutive period of 12 months, the first of which commences on the date elected under 2. above, shall form the basis of claim under this Agreement.

D.

As respects those Policies of the Company which provide aggregate limits of liability, the total of all individual losses occurring during any one Policy year which proceed from or are traceable to the same causative agency.

ARTICLE XIII - REINSURANCE PREMIUM

A.	The Company shall cede to the Reinsurer 65% of the Company's unearned premiums on its Ultimate Net Liability in force as of July 1, 2003 on the business covered hereunder.

B.

The Company shall cede to the Reinsurer 65% of the Company's Net Premiums Written applicable to new and renewal Policies becoming effective on or after July 1, 2003, with respect to its Ultimate Net Liability on the business covered hereunder.

C.

The term "Net Premiums Written" shall mean gross and additional premiums less return premiums and less premiums ceded on all other reinsurance, other than premiums ceded for Catastrophe Reinsurance provided in Article VI - Catastrophe Reinsurance.

D.	The following percentages of the Company's premium shall be allocated to the business covered under this Agreement:

	Homeowners:	Section I - 90%	Section II - 10%
	Businessowners:	Section I - 60%	Section II - 40%

ARTICLE XIV - SLIDING SCALE COMMISSION

A.

The Reinsurer shall make to the Company a provisional commission allowance of 37.50% of the Net Premiums Written, ceded hereunder. The Company shall debit the Reinsurer with the provisional commission allowance; such provisional commission shall be adjusted as provided hereafter. On all return premiums the Company shall

        15. No. TM666A-R03

return to the Reinsurer the provisional commission allowance of 37.50%. Such commission allowance includes provision for all brokerage and commission, premium taxes of all kinds, all board, bureau and exchange assessments and any other expenses whatsoever except Loss Adjustment Expenses.

B.

The adjusted commission allowance which the Reinsurer shall make to the Company shall be in accordance with the following formula and computed and paid on Earned Premiums. All intermediate and final calculations shall be rounded to two decimal places.

	If the actual ratio of Incurred	The adjusted commission
	Losses to Earned Premiums is:	shall be:

	42.50% or less	43.50% Maximum

	Higher than 42.50% but	43.50% less 60.00% of
	not exceeding 52.50%	the difference between
the actual loss ratio
and 42.50%

	Higher than 52.50% but	37.50% less 83.33% of
	not exceeding 67.50%	the difference between
the actual loss ratio
and 52.50%

	67.50% or higher	25.00% Minimum

C.

The term "Incurred Losses" means all losses and Loss Adjustment Expenses paid less recoveries, including salvage and subrogation, during the current Period for which computation is being made plus all losses and Loss Adjustment Expenses outstanding at the end of the current Period less all losses and Loss Adjustment Expenses outstanding at the close of the preceding Period.

D.

The term "Earned Premiums" means the total of the Net Premiums Written, ceded during the current Period plus the unearned premiums at the close of the preceding Period less the unearned premiums at the close of the current Period, said unearned premiums to be calculated on an actual daily basis or in accordance with the Company's methodology, as agreed.

E.	The term "Period" means the actual time covered by each adjustment of commission.

F.

The adjustment of commission shall be made as soon as practicable after the close of each Period. The first adjustment shall be made as of June 30, 2004, for the Period from July 1, 2003, through June 30, 2004, and thereafter adjustments shall be made annually for each Period commencing July 1 and ending the following June 30.

        16. No. TM666A-R03
G.

As soon as practicable after the close of each Period, the Company shall calculate the commission adjustment on the Earned Premiums during the Period. If the adjusted commission on the Earned Premiums during the Period exceeds the provisional commission already allowed on the Earned Premiums, the Reinsurer shall pay the difference to the Company. If the provisional commission already allowed on the Earned Premiums exceeds the adjusted commission on the Earned Premiums, the difference shall be refunded by the Company to the Reinsurer. In addition, the difference in commission adjustment shall be paid by the debtor party within 30 days after the Reinsurer's verification of the Company's calculations.

H.

If the ratio of Incurred Losses to Earned Premiums for any Period, including any debits or credits carried forward, is more than 67.50%, the difference in percentage between the actual ratio and 67.50% shall be multiplied by the Earned Premiums for the Period, and the product shall be carried forward to the next Period's commission adjustment calculations as a debit to Incurred Losses.

I.

If the ratio of Incurred Losses to Earned Premiums for any Period, including any debits or credits carried forward, is less than 42.50%, the difference in percentage between the actual ratio and 42.50% shall be multiplied by the Earned Premiums for the Period and the product shall be carried forward to the next Period's commission adjustment calculations as a credit to Incurred Losses.

J.	In case notice of termination has been given, no further adjustments of commission shall be made until the expiration of all liability and the settlement of all losses covered under this Agreement.

ARTICLE XV - LOSSES, LOSS ADJUSTMENT EXPENSES AND SALVAGES

A.

The Reinsurer shall pay its pro rata share of losses including prejudgment interest paid by the Company arising under Policies covered under this Agreement, and the Reinsurer shall benefit proportionately in all recoveries, including salvage and subrogation.

B.

The Reinsurer shall pay its pro rata share of Loss Adjustment Expenses paid by the Company in connection with the investigation, settlement, defense or litigation including court costs and postjudgment interest of any claim or loss which is the subject matter of Policies covered under this Agreement. The term "Loss Adjustment Expenses" shall include all claim or loss expenses including Declaratory Judgment Expenses, but shall exclude the salaries and expenses of Company employees, office expenses and other overhead expenses.

C.	The term "Declaratory Judgment Expenses" shall mean all legal expenses, incurred in the representation of the Company in

        17. No. TM666A-R03

litigation brought to determine the Company's defense and/or indemnification obligations, that are allocable to any specific claim or loss applicable to Policies subject to this Agreement. Any Declaratory Judgment Expense shall be deemed to have been fully incurred on the same date as the insured's original loss (if any) giving rise to the action, unless otherwise provided for within this Agreement. In addition, the Company shall promptly notify the Reinsurer of any Declaratory Judgment Expenses subject to this Agreement.

D.

The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement. The Reinsurer, at its own expense, may associate with the Company in the defense or control of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.

ARTICLE XVI - TERRORISM EXCESS RECOVERY

A.	For purposes of this Article:

	1.	"Act" shall mean the Terrorism Risk Insurance Act of 2002, any amendments thereto and any regulations promulgated thereunder.

	2.	"Affiliate," "Insured Losses," and "Program Year" shall have the meanings provided in the Act.

	3.	"Company" shall include the Company and all affiliates.

B.

To the extent that an Insured Loss is otherwise payable hereunder, the reinsurance provided by this Agreement shall apply only to the portion of liability, loss, cost and/or expense retained by the Company net of any federal assistance pursuant to the Act. This reinsurance shall not apply to any fines, civil penalties or surcharges assessed pursuant to the Act.

C.

The respective liability of the Reinsurer and of the Company for Insured Losses in any Program Year under this Agreement shall each be reduced by the ratio that the financial assistance available to the Company under the Act for that Program Year bears to the Company's total Insured Losses for the same Program Year.

D.

The parties recognize that, for any Program Year, the Reinsurer may without waiver of the foregoing Paragraphs make payments for Insured Losses which, together with available financial assistance under the Act and the Company retentions and/or deductibles hereunder, exceed the Company's Insured Losses. In such event, the Reinsurer's proportional share of all such excess recovery (hereafter

        18. No. TM666A-R03

"Reinsurer's Excess Share") shall inure to the benefit of the Reinsurer. All excess recovery described in this Paragraph shall be allocated to the Reinsurer and the Company in proportion to the respective liability of each for Insured Losses, net of federal assistance under the Act, salvage, subrogation and other similar recoveries, as applicable.

E.	In the event of a Reinsurer's Excess Share, the Company shall:

	1.	Promptly pay the Reinsurer's Excess Share to the Reinsurer; or

2.

Upon request of the Reinsurer at any time and at the Reinsurer's sole discretion, instead assign to the Reinsurer its rights to recover directly from the federal government any portion of Reinsurer's Excess Share not already paid to the Reinsurer. The Company shall cooperate with and assist the Reinsurer, at its own expense, to the extent reasonably necessary for the Reinsurer to exercise those rights. If the Reinsurer is unable, for any reason, to exercise any right assigned to it by the Company pursuant to this Article, the Company shall pay the Reinsurer's Excess Share to the Reinsurer as if no assignment had taken place.

F.

In the event of an Insured Loss, the Company shall provide the Reinsurer with a monthly report detailing claim settlement activities and financial assistance under the Act. Calculations for each Program Year shall continue to be made until the settlement of all Insured Losses covered hereunder. To the extent that the Company allocates Insured Losses and/or federal assistance under the Act among affiliates, claims, contracts or otherwise in any manner which impacts the reinsurance provided hereunder, the Company shall apply a reasonable allocation method acceptable to the Reinsurer.

ARTICLE XVII - REPORTS AND REMITTANCES

A.	The Company shall provide the Reinsurer with a quarterly account, bordereaux and report as well as an annual report in accordance with the provisions set forth in Paragraphs C., D. and E. below.

B.

Portfolio Assumption - Within 30 days after July 1, 2003, the Company shall pay to the Reinsurer the Reinsurer's pro rata share of the Company's unearned premium reserve segregated by Line of Business on the business in force as of said date.

C.

Quarterly Account - Within 45 days after the close of each Agreement Year quarter the Company shall forward a quarterly account summarizing the following transactions under this Agreement during such Agreement Year quarter:

	1.	Net Premiums Written ceded segregated by Line of Business;

	2.	Commissions;

        19. No. TM666A-R03
	3.	Loss and Loss Adjustment Expenses paid less recoveries, including salvage and subrogation, segregated by Line of Business, by year of loss.

The balance due either party shall be paid within 60 days after the close of each Agreement Year quarter for the transactions during such Agreement Year quarter.

D.	Quarterly Report - The Company shall furnish the Reinsurer within 45 days after the close of each Agreement Year quarter the following information as respects the business ceded hereunder:

	1.	Unearned premium reserves segregated by Line of Business at the end of the quarter and calculated on the actual daily basis or in accordance with the Company's methodology, as agreed.

	2.	Estimated loss and Loss Adjustment Expense reserves outstanding at the end of the quarter segregated by Line of Business, by year of loss.

E.	Annual Report - The Company shall furnish the Reinsurer within 60 days after the close of each calendar year a summary of the business ceded hereunder:

	1.	Net Premiums Written ceded during the year segregated by Line of Business;

	2.	Unearned premium reserves segregated by Line of Business;

	3.	Losses and Loss Adjustment Expenses paid, less recoveries, including salvage and subrogation, during the year segregated by Line of Business, by year of loss;

	4.	Losses and Loss Adjustment Expenses outstanding at the end of the year segregated by Line of Business, by year of loss.

F.

As respects Property Business covered under this Agreement, the Company shall furnish the following to the Reinsurer with respect to occurrences designated as catastrophes by the Property Claim Services:

	1.	Prompt preliminary estimate of amount recoverable from the Reinsurer;

2.

Within 30 days after the close of each Agreement Year quarter the amount of losses and Loss Adjustment Expenses paid, less all recoveries, including salvage and subrogation, at the end of each Agreement Year quarter segregated by Line of Business;

	3.	Within 30 days after the close of each Agreement Year quarter the amount of losses and Loss Adjustment Expenses outstanding at

        20. No. TM666A-R03
the end of each Agreement Year quarter segregated by Line of Business.

ARTICLE XVIII - ACCESS TO RECORDS

The Reinsurer or its duly authorized representatives shall have the right to examine, at the offices of the Company at a reasonable time, during the currency of this Agreement or anytime thereafter, all books and records of the Company relating to business which is the subject of this Agreement.

ARTICLE XIX - TAXES

The Company shall be liable for all taxes on premiums paid to the Reinsurer under this Agreement, except income or profit taxes of the Reinsurer, and shall indemnify and hold the Reinsurer harmless for any such taxes which the Reinsurer may become obligated to pay to any local, state or federal taxing authority.

ARTICLE XX - CURRENCY

Wherever the word "dollars" or the "$" symbol is used in this Agreement, it shall mean dollars of the United States of America, excepting in those cases where the Policy is issued by the Company in Canadian dollars, in which case it shall mean dollars of Canada. In the event the Company is involved in a loss requiring payment in United States and Canadian currency, the Company's retention and the limit of liability of the Reinsurer shall be apportioned between the two currencies in the same proportion as the amount of net loss in each currency bears to the total amount of net loss paid by the Company. For the purposes of this Agreement, where the Company receives premiums or pays losses in currencies other than United States or Canadian currency, such premiums and losses shall be converted into United States dollars at the actual rates of exchange at which the premiums and losses are entered in the Company's books.

ARTICLE XXI - OFFSET

Each party to this Agreement together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance or balances due the other (or, if more than one, any other). Such offset may include balances due under this Agreement and any other agreements heretofore or hereafter entered into between the parties regardless of whether such balances arise from premiums, losses or otherwise, and regardless of capacity of any party, whether as assuming insurer and/or ceding insurer, under the various agreements involved, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of

        21. No. TM666A-R03
Section 7427 of the Insurance Law of the State of New York to the extent such statute or any other applicable law, statute or regulation governing such offset shall apply.

ARTICLE XXII - ERRORS OR OMISSIONS

Errors or omissions of an administrative nature on the part of the Company shall not invalidate the reinsurance under this Agreement, provided such errors or omissions are corrected promptly after discovery thereof; but the liability of the Reinsurer under this Agreement or any exhibits, addenda, or endorsements attached hereto shall in no event exceed the limits specified herein nor be extended to cover any risks, perils, lines of business or classes of insurance generally or specifically excluded herein.

ARTICLE XXIII - DISPUTE RESOLUTION

Part I - Choice Of Law And Forum

Any dispute arising under this Agreement shall be resolved in the State of Massachusetts, and the laws of the State of Massachusetts shall govern the interpretation and application of this Agreement.

Part II - Mediation

If a dispute between the Company and the Reinsurer, arising out of the provisions of this Agreement or concerning its interpretation or validity and whether arising before or after termination of this Agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by nonbinding mediation, before resorting to arbitration.

Part III - Arbitration

A.

Resolution of Disputes - As a condition precedent to any right of action arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B.

Composition of Panel - Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

C.	Appointment of Arbitrators - The members of the arbitration panel shall be chosen from persons knowledgeable in the insurance and

        22. No. TM666A-R03

reinsurance business. Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the "claimant") shall appoint an arbitrator and give written notice thereof by certified mail, to the other party (hereinafter referred to as the "respondent") together with its notice of intention to arbitrate. Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail. Before instituting a hearing, the two arbitrators so appointed shall choose an umpire. If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from the remaining two by drawing lots. The name of the individual first drawn shall be the umpire.

D.

Failure of Party to Appoint an Arbitrator - If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant's arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant's arbitrator, choose an umpire as provided in Paragraph C. of Part III of this Article.

E.

Submission of Dispute to Panel - Unless otherwise extended by the arbitration panel or agreed to by the parties, each party shall submit its case to the panel within 30 days after the selection of the umpire.

F.

Procedure Governing Arbitration - All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence. The panel shall have the power to fix all procedural rules relating to the arbitration proceeding. In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

G.

Arbitration Award - The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. The decision of the majority of the panel shall be final and binding on the parties to the proceeding.

H.

Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.

ARTICLE XXIV - INSOLVENCY

A.	In the event of insolvency of the Company, the reinsurance provided by this Agreement shall be payable by the Reinsurer on the basis of

        23. No. TM666A-R03

the liability of the Company as respects Policies covered hereunder, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator or statutory successor except as provided in Sections 4118(a)(1)(A) and 1114(c) of the New York Insurance Law.

B.

The Reinsurer shall be given written notice of the pendency of each claim or loss which may involve the reinsurance provided by this Agreement within a reasonable time after such claim or loss is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim or loss and interpose, at its own expense, in the proceedings where the claim or loss is to be adjudicated, any defense which it may deem available to the Company, its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C.

In addition to the offset provisions set forth in Article XXI - Offset, any debts or credits, liquidated or unliquidated, in favor of or against either party on the date of the receivership or liquidation order (except where the obligation was purchased by or transferred to be used as an offset) are deemed mutual debts or credits and shall be set off with the balance only to be allowed or paid. Although such claim on the part of either party against the other may be unliquidated or undetermined in amount on the date of the entry of the receivership or liquidation order, such claim will be regarded as being in existence as of such date and any claims then in existence and held by the other party may be offset against it.

D.

Nothing contained in this Article is intended to change the relationship or status of the parties to this Agreement or to enlarge upon the rights or obligations of either party hereunder except as provided herein.

ARTICLE XXV - SPECIAL TERMINATION

A.	Notwithstanding the termination provisions set forth in Article II - Effective Date and Termination, this Agreement shall be:

	1.	Terminated automatically and simultaneously upon the happening of any of the following events:

		a.	Entry of an order of liquidation, rehabilitation, receivership or conservatorship with respect to the Company or the Reinsurer by any court or regulatory authority;

		b.	General reinsurance of any portion of the Company's business it retains net for its own account, as determined under the

        24. No. TM666A-R03
provisions of this Agreement without prior consent of the Reinsurer.

	2.	Terminated simultaneously upon written notice, at the option of either party, upon the happening of the following events:

		a.	Assignment of this Agreement by either party;

		b.	Any transfer of control of either party by change in ownership or otherwise.

	3.	Terminated by the Reinsurer by giving not less than 30 days prior written notice to the Company upon the happening of the following event:

Failure of the Company to remit premiums in accordance with the provisions set forth in this Agreement.

	4.	Terminated in accordance with the provisions set forth in this Paragraph, upon the discovery of the following event:

A reduction of 50% or more of the Company's policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Company's prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.

As respects the event set forth in this Paragraph A.4., the Company shall be obligated to notify the Reinsurer in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Reinsurer shall have the right to terminate this Agreement, by giving not less than 30 days notice of its intention to do so.

B.

Any notice of termination pursuant to the provisions set forth in Paragraphs A.2., A.3. and A.4. above shall be sent by certified mail, return receipt requested. The notice period under Paragraphs A.3. and A.4. above, shall commence upon the other party's receipt of the notice of termination.

C.

In the event of termination, the Reinsurer shall not be liable for losses occurring subsequent to the date of termination and the Reinsurer shall return to the Company the unearned premiums, if any, on the business in force at the date of termination, less any commission allowed thereon.

ARTICLE XXVI - AMENDMENTS

This Agreement may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall

        25. No. TM666A-R03
be deemed to be an integral part of this Agreement and binding on the parties hereto.

        26. No. TM666A-R03
SUPPLEMENT TO THE ATTACHMENTS

DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS

A.

Wherever the term "Company" or "Reinsured" or "Reassured" or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B.

Wherever the term "Agreement" or "Contract" or "Policy" or whatever other term is used to designate the attached reinsurance agreement within the various attachments to the reinsurance agreement, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance agreement.

C.

Wherever the term "Reinsurer" or "Reinsurers" or "Underwriters" or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.

INSOLVENCY FUNDS EXCLUSION CLAUSE

This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A

Excluding:

(a)	All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b)

Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968, for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This Exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business, written by the Company for the same perils, which is known at the time to be insured by or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance is excluded hereunder:

Industrial Risk Insurers (successor to Factory Insurance Association and Oil Insurance Association); Associated Factory Mutuals.

Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

SECTION B does not apply:

(a)	Where the Total Insured Value over all interests of the risk in question is less than $350,000,000.

(b)	To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

(c)	To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(d)

To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

TOTAL INSURED VALUE EXCLUSION CLAUSE

It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (except Railroad schedules) and Builders Risk on the above classes where, at the time of the cession, the Total Insured Value over all interests exceeds $350,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Agreement, if subsequently to cession being made the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached, the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.

It is agreed that this mutual intention does not apply to Contingent Business Interruption or to interest traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $350,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.

It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.

Notwithstanding anything contained herein to the contrary, it is the mutual intention of the parties in respect of bridges and tunnels to exclude such risks where the Total Insured Value over all interests exceeds $350,000,000.

POLLUTION AND SEEPAGE EXCLUSION CLAUSE

This Reinsurance does not apply to:

1.	Pollution, seepage, contamination or environmental impairment (hereinafter collectively referred to as "pollution") insurances, however styled;

2.	Loss or damage caused directly or indirectly by pollution, unless said loss or damage follows as a result of a loss caused directly by a peril covered hereunder;

3.	Expenses resulting from any governmental direction or request that material present in or part of or utilized on an insured's property be removed or modified, except as provided in 5. below;

4.	Expenses incurred in testing for and/or monitoring pollutants;

5.

Expenses incurred in removing debris, unless (A) the debris results from a loss caused directly by a peril covered hereunder, and (B) the debris to be removed is itself covered hereunder, and (C) the debris is on the insured's premises, subject, however, to a limit of $5,000 plus 25% of (i) the property damage loss, any risk, any one location, any one original insured, and (ii) any deductible applicable to the loss;

6.

Expenses incurred to extract pollutants from land or water at the insured's premises unless (A) the release, discharge, or dispersal of pollutants results from a loss caused directly by a peril covered hereunder, and (B) such expenses shall not exceed $10,000;

7.

Loss of income due to any increased period of time required to resume operations resulting from enforcement of any law regulating the prevention, control, repair, clean-up or restoration of environmental damage;

8.	Claims under 5. and/or 6. above, unless notice thereof is given to the Company by the insured within 180 days after the date of the loss occurrence to which such claims relate.

"Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.


Where no pollution exclusion has been accepted or approved by an insurance regulatory authority for use in a policy that is subject to this Agreement or where a pollution exclusion that has been used in a policy is overturned, either in whole or in part, by a court having jurisdiction, there shall be no recovery for pollution under this Agreement unless said pollution loss or damage follows as a result of a loss caused directly by a peril covered hereunder.

Nothing herein shall be deemed to extend the coverage afforded by this reinsurance to property or perils specifically excluded or not covered under the terms and conditions of the original policy involved.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

N.M.A. 1119

1.

This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.

Without in any way restricting the operation of paragraph 1. of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

	I.	Nuclear reactor power plants including all auxiliary property on the site, or

	II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

III.

Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

	IV.	Installations other than those listed in paragraph 2. III. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.

Without in any way restricting the operation of paragraphs 1. and 2. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

	(a)	where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)

where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However, on and after 1st January, 1960, this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.

Without in any way restricting the operation of paragraphs 1., 2. and 3. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.	The term "special nuclear material" shall have the meaning given to it by the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.	Reassured to be sole judge of what constitutes:

(a) substantial quantities, and

(b) the extent of installation, plant or site.

NOTE: - Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that

(a)

all policies issued by the Reassured on or before 31st December, 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

(b)

with respect to any risk located in Canada policies issued by the Reassured on or before 31st December, 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - CANADA

N.M.A. 1980

1.

This Agreement does not cover any loss or liability accruing to the Company directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.

Without in any way restricting the operation of paragraph 1. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

	a.	Nuclear reactor power plants including all auxiliary property on the site, or

	b.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

c.

Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

	d.	Installations other than those listed in c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.

Without in any way restricting the operation of paragraphs 1. and 2. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

	a.	where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

	b.	where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4.

Without in any way restricting the operation of paragraphs 1., 2. and 3. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6.	The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1974 or by any law amendatory thereof.

7.	Company to be sole judge of what constitutes:

	a.	substantial quantities, and

	b.	the extent of installation, plant or site.

8.

Without in any way restricting the operation of paragraphs 1., 2., 3. and 4. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, caused by any nuclear incident as defined in The Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

NOTE:

Without in any way restricting the operation of paragraphs 1., 2., 3. and 4. of this clause, paragraph 8. of this clause shall apply to all original contracts of the Company whether new, renewal or replacement which become effective on or after December 31, 1984.

NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4

1.

This Reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.

Without in any way restricting the operations of Nuclear Incident Exclusion Clauses, - Liability, - Physical Damage, - Boiler and Machinery and paragraph 1. of this Clause, it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Reinsured, all original insurance policies or contracts of the Reinsured (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

POLLUTION LIABILITY EXCLUSION CLAUSE - REINSURANCE

This Reinsurance excludes:

(1)	Any loss occurrence arising out of the actual, alleged or threatened discharge, dispersal, release or escape of pollutants:

	a)	At or from premises owned, rented or occupied by an original assured; or

	b)	At or from any site or location used for the handling, storage, disposal, processing or treatment of waste; or

	c)	Which are at any time transported, handled, stored, treated, disposed of, or processed as waste; or

	d)	At or from any site or location on which any original assured is performing operations:

(i) If the pollutants are brought on or to the site or location in connection with such operations; or

(ii) If the operations are to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize the pollutants.

(2)	Any liability, loss, cost or expense arising out of any governmental direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants.

"Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

Subparagraphs a) and d)(i) of paragraph (1) of this exclusion do not apply to loss occurrences caused by heat, smoke or fumes from a hostile fire. As used herein, "hostile fire" means one which becomes uncontrollable or breaks out from where it was intended to be.

"Original assured" as used herein means all insureds as defined in the policy issued by the Company.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

N.M.A. 1590

1.

This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.

Without in any way restricting the operation of paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II. in this paragraph 2. from the time specified in Clause III. in this paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

LIMITED EXCLUSION PROVISION*

I.

It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II.

Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liabilities Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

	III.	The inception dates and thereafter of all original policies as described in II. above, whether new, renewal or replacement, being policies which either

		(a)	become effective on or after 1st May, 1960, or

(b)

become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3.

Except for those classes of policies specified in Clause II. of paragraph 2. and without in any way restricting the operation of paragraph 1. of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include with respect to such coverages, from the time specified in Clause V. of this paragraph 3., the following provision (specified as the Broad Exclusion Provision):

BROAD EXCLUSION PROVISION*

It is agreed that the policy does not apply:

	I.	Under any Liability Coverage to injury, sickness, disease, death or destruction, bodily injury or property damage

(a)

with respect to which an insured under the policy is also an insured under nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)

resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

II.

Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid, to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

III.	Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if

	(a)	the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

	(b)	the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(c)

the injury, sickness, disease, death or destruction, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property thereat.

IV.	As used in this endorsement:

"hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material," "special nuclear material," and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

	(a)	any nuclear reactor,

	(b)	any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

	(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; with respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property; "property damage" includes all forms of radioactive contamination of property.

V.

The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3., whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph 3. shall not be applicable to

	(i)	Garage and Automobile Policies issued by the Reassured on New York risks, or

	(ii)	Statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4.

Without in any way restricting the operations of paragraph 1. of this Clause, it is understood and agreed that paragraphs 2. and 3. above are not applicable to original liability policies of the Reassured in Canada, and that with respect to such policies, this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*NOTE:

The words printed in BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA

N.M.A. 1979

1.

This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.

Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,

Personal Liability
Farmers' Liability
Storekeepers' Liability

which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

Limited Exclusion Provision -

This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

With respect to property, loss of use of such property shall be deemed to be property damage.

3.

Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers' Liability, Storekeepers' Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

Broad Exclusion Provision -

It is agreed that this Policy does not apply:

(a)	to liability imposed by or arising under the Nuclear Liability Act; nor

(b)

to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

(c)	to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

(i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

(ii) the furnishing of an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

(iii)

the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

(1)	The term "nuclear energy hazard" means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

(2)

The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

(3)	The term "nuclear facility" means:

(a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

(b)

any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

(c)

any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

(4)	The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

(5)	With respect to property, loss of use of such property shall be deemed to be property damage.
